Exhibit 99.3

FOURTH QUARTER 2017

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

4Q 2017 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

4Q 2017 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Selected Income Statement Data	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue (ex. Core OID) (1)	$1,113	$1,099	$1,084	$995	$991	$14	$121	$4,292	$3,964	$328
Core OID (2)	(19)	(18)	(17)	(16)	(15)	(1)	(3)	(71)	(57)	(14)
Net financing revenue (as reported)	1,094	1,081	1,067	979	976	13	118	4,221	3,907	314
Total other revenue	379	381	388	396	392	(2)	(13)	1,544	1,530	14
Provision for loan losses	294	314	269	271	267	(20)	27	1,148	917	231
Total noninterest expense (3)	769	753	810	778	721	16	48	3,110	2,939	171

Pre-tax income from continuing operations	410	395	376	326	380	15	30	1,507	1,581	(74)
Income tax expense	231	115	122	113	134	116	97	581	470	111
Income / (Loss) from discontinued operations, net of tax	2	2	(2)	1	2	-	-	3	(44)	47

Net income attributable to common shareholders	$181	$282	$252	$214	$248	$(101)	$(67)	$929	$1,037	$(108)

Selected Balance Sheet Data (Period-End)
Total assets	$167,148	$164,013	$164,345	$162,101	$163,728	$3,135	$3,420
Consumer loans	81,821	79,092	78,068	76,600	76,843	2,729	4,978
Commercial loans	41,072	39,779	42,460	42,402	42,101	1,293	(1,029)
Allowance for loan losses	(1,276)	(1,286)	(1,225)	(1,155)	(1,144)	10	(132)
Deposits	93,256	90,116	86,183	84,486	79,022	3,140	14,234
Total equity	13,494	13,573	13,473	13,365	13,317	(79)	177

Common Share Count
Weighted average basic (4)	442,108	449,169	457,891	465,961	472,502	(7,061)	(30,394)	453,704	481,105	(27,400)
Weighted average diluted (4)	444,985	451,078	458,819	466,829	474,505	(6,093)	(29,520)	455,350	482,182	(26,832)
Issued shares outstanding (period-end)	437,054	443,796	452,292	462,193	467,000	(6,742)	(29,946)	437,054	467,000	(29,946)

Per Common Share Data
Earnings per share (basic) (4)	$0.41	$0.63	$0.55	$0.46	$0.53	$(0.22)	$(0.12)	$2.05	2.15	$(0.10)
Earnings per share (diluted) (4)	0.41	0.63	0.55	0.46	0.52	(0.22)	(0.12)	2.04	2.15	(0.11)
Adjusted earnings per share (5)	0.70	0.65	0.58	0.48	0.54	0.05	0.16	2.39	2.16	0.23
Book value per share	30.9	30.6	29.8	28.9	28.5	0.3	2.4	30.9	28.5	2.36
Tangible book value per share (6)	30.2	29.9	29.2	28.3	27.9	0.3	2.3	30.2	27.9	2.31
Adjusted tangible book value per share (6)	28.1	28.2	27.4	26.6	26.2	(0.1)	1.9	28.1	26.2	1.92

Select Financial Ratios
Net interest margin (as reported)	2.75%	2.74%	2.76%	2.60%	2.56%			2.71%	2.63%
Net interest margin (ex. Core OID) (7)	2.80%	2.78%	2.80%	2.64%	2.60%			2.76%	2.67%
Cost of funds	2.01%	2.01%	1.94%	1.94%	1.90%			1.97%	1.90%
Cost of funds (ex. Core OID) (7)	1.94%	1.94%	1.88%	1.87%	1.84%			1.91%	1.84%
Efficiency Ratio (8)	52.2%	51.5%	55.7%	56.6%	52.7%			53.9%	54.1%
Adjusted efficiency ratio (7)(8)	46.4%	44.9%	43.7%	48.5%	46.4%			45.8%	45.4%
Return on average assets (9)	0.4%	0.7%	0.6%	0.5%	0.6%			0.6%	0.7%
Return on average total equity (9)	5.3%	8.3%	7.5%	6.4%	7.4%			6.9%	8.0%
Return on average tangible common equity (9)	5.5%	8.5%	7.7%	6.6%	7.5%			7.1%	8.1%
Core ROTCE (10)	10.8%	10.3%	9.6%	8.2%	9.4%			9.8%	10.0%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio	9.5%	9.7%	9.5%	9.4%	9.4%
Tier 1 capital ratio	11.2%	11.5%	11.2%	11.1%	10.9%
Total capital ratio	12.9%	13.2%	12.8%	12.7%	12.6%
Tier 1 leverage ratio	9.5%	9.5%	9.5%	9.5%	9.5%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. For more details refer to page 21.

(3) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4) Includes shares related to share-based compensation that vested but were not yet issued.

(5) Represents a non-GAAP financial measure. For more details refer to page 21.

(6) Represents a non-GAAP financial measure. For more details refer to page 22.

(7) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(8) Represents a non-GAAP financial measure. For more details refer to page 24.

(9) Return metrics are annualized.

(10) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

4Q 2017 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,518	$1,486	$1,447	$1,368	$1,355	$32	$163	$5,819	$5,162	$657
Total interest and dividends on investment securities	153	150	139	126	109	3	44	568	411	157
Interest—bearing cash	14	11	7	5	4	3	10	37	14	23
Other earning assets	9	7	7	8	7	2	2	31	7	24
Operating leases	402	434	488	543	592	(32)	(190)	1,867	2,711	(844)

Total financing revenue and other interest income	2,096	2,088	2,088	2,050	2,067	8	29	8,322	8,305	17
Interest expense
Interest on deposits	311	285	250	231	222	26	89	1,077	830	247
Interest on short—term borrowings	33	34	33	27	18	(1)	15	127	57	70
Interest on long—term debt	396	416	417	424	434	(20)	(38)	1,653	1,742	(89)

Total interest expense	740	735	700	682	674	5	66	2,857	2,629	228
Depreciation expense on operating lease assets	262	272	321	389	417	(10)	(155)	1,244	1,769	(525)

Net financing revenue (as reported)	$1,094	$1,081	$1,067	$979	$976	$13	$118	$4,221	$3,907	$314
Other revenue
Servicing fees	10	11	14	16	15	(2)	(6)	51	64	(13)
Insurance premiums and service revenue earned	253	252	227	241	241	1	12	973	945	28
Gain on mortgage and automotive loans, net	3	15	36	14	7	(12)	(4)	68	11	57
Loss on extinguishment of debt	(1)	(4)	(1)	(1)	(1)	3	-	(7)	(5)	(2)
Other gain on investments, net	29	23	23	27	39	6	(10)	102	185	(83)
Other income, net of losses	86	83	89	99	91	2	(5)	357	331	26

Total other revenue	379	381	388	396	392	(2)	(13)	1,544	1,530	14
Total net revenue	1,473	1,462	1,455	1,375	1,368	11	105	5,765	5,437	328
Provision for loan losses	294	314	269	271	267	(20)	27	1,148	917	231
Noninterest expense
Compensation and benefits expense	281	264	265	285	250	17	31	1,095	992	103
Insurance losses and loss adjustment expenses	54	65	125	88	55	(11)	(1)	332	342	(10)
Other operating expenses	434	424	420	405	416	10	18	1,683	1,605	78

Total noninterest expense	769	753	810	778	721	16	48	3,110	2,939	171
Pre-tax income from continuing operations	$410	$395	$376	$326	$380	$15	$30	$1,507	$1,581	$(74)
Income tax expense from continuing operations	231	115	122	113	134	116	97	581	470	111

Net income from continuing operations	179	280	254	213	246	(101)	(67)	926	1,111	(185)
Income / (Loss) from discontinued operations, net of tax	2	2	(2)	1	2	-	-	3	(44)	47

Net income	$181	$282	$252	$214	$248	$(101)	$(67)	$929	$1,067	$(138)

Core Pre—Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,113	$1,099	$1,084	$995	$991	$14	$121	$4,292	$3,964	$328
Adjusted other revenue (2)	379	381	388	396	392	(2)	(13)	1,544	1,534	10
Provision for loan losses	294	314	269	271	267	(20)	27	1,148	917	231
Adjusted noninterest expense (3)	769	753	810	778	721	16	48	3,110	2,931	179

Core pre-tax income	$429	$413	$393	$342	$395	$16	$33	$1,578	$1,651	$(73)
less: Repositioning items (2)	-	-	-	-	-	-	-	-	11	(11)
less: Core OID	19	18	17	16	15	1	3	71	59	12

Pre-tax income from continuing operations	$410	$395	$376	$326	$380	$15	$30	$1,507	$1,581	$(74)

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes activity related to the extinguishment of high-cost legacy debt. For more details refer to page 21.

(3) Represents a non-GAAP financial measure. For more details refer to page 21.

4Q 2017 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16
Assets
Cash and cash equivalents
Noninterest-bearing	$844	$810	$1,514	$1,513	$1,547	$34	$(703)
Interest-bearing	3,408	3,614	2,863	2,789	4,387	(206)	(979)

Total cash and cash equivalents	4,252	4,424	4,377	4,302	5,934	(172)	(1,682)
Investment securities (1)	24,720	24,938	22,953	21,412	19,765	(218)	4,955
Loans held-for-sale, net	108	18	17	1	-	90	108
Finance receivables and loans, net
Finance receivables and loans, net	122,893	118,871	120,528	119,002	118,944	4,022	3,949
Allowance for loan losses	(1,276)	(1,286)	(1,225)	(1,155)	(1,144)	10	(132)

Total finance receivables and loans, net	121,617	117,585	119,303	117,847	117,800	4,032	3,817
Investment in operating leases, net	8,741	8,931	9,717	10,461	11,470	(190)	(2,729)
Premiums receivables and other insurance assets	2,047	2,054	2,025	1,944	1,905	(7)	142
Other assets	5,663	6,063	5,953	6,134	6,854	(400)	(1,191)

Total assets	$167,148	$164,013	$164,345	$162,101	$163,728	$3,135	$3,420

Liabilities
Deposit liabilities
Noninterest-bearing	$108	$129	$107	$102	$84	$(21)	$24
Interest-bearing	93,148	89,987	86,076	84,384	78,938	3,161	14,210

Total deposit liabilities	93,256	90,116	86,183	84,486	79,022	3,140	14,234
Short-term borrowings	11,413	10,175	10,712	8,371	12,673	1,238	(1,260)
Long-term debt	44,226	45,122	49,145	51,061	54,128	(896)	(9,902)
Interest payable	375	552	399	382	351	(177)	24
Unearned insurance premiums and service revenue	2,604	2,583	2,541	2,514	2,500	21	104
Accrued expense and other liabilities	1,780	1,892	1,892	1,922	1,737	(112)	43

Total liabilities	$153,654	$150,440	$150,872	$148,736	$150,411	$3,214	$3,243

Equity
Common stock and paid-in capital (2)	$20,135	$20,303	$20,478	$20,661	$20,809	$(168)	$(674)
Accumulated deficit	(6,406)	(6,533)	(6,760)	(6,975)	(7,151)	127	745
Accumulated other comprehensive (loss) income	(235)	(197)	(245)	(321)	(341)	(38)	106

Total equity	13,494	13,573	13,473	13,365	13,317	(79)	177

Total liabilities and equity	$167,148	$164,013	$164,345	$162,101	$163,728	$3,135	$3,420

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

4Q 2017 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Assets
Interest-bearing cash and cash equivalents	$3,825	$3,148	$2,683	$2,674	$2,556	$677	$1,269	$3,086	$2,657	$429
Federal funds sold and securities purchased under resale agreements	-	-	-	-	-	-	-	-	1	(1)
Investment securities	25,252	25,111	23,049	21,298	20,143	141	5,109	23,692	19,119	4,573
Loans held-for-sale, net	13	6	2	-	-	7	13	5	9	(4)
Total finance receivables and loans, net (2)	119,877	119,051	119,235	117,974	116,769	826	3,108	119,040	113,140	5,900
Investment in operating leases, net	8,831	9,320	10,109	10,931	12,099	(489)	(3,268)	9,791	13,791	(4,000)

Total interest earning assets	157,798	156,636	155,078	152,877	151,567	1,162	6,231	155,614	148,717	6,897
Noninterest-bearing cash and cash equivalents	527	720	968	1,100	1,124	(193)	(597)	827	1,412	(585)
Other assets	7,271	7,740	7,727	8,013	8,039	(469)	(768)	7,686	8,291	(605)
Allowance for loan losses	(1,287)	(1,226)	(1,172)	(1,145)	(1,139)	(61)	(148)	(1,208)	(1,095)	(113)

Total assets	$164,309	$163,870	$162,601	$160,845	$159,591	$439	$4,718	$162,919	$157,325	$5,594

Liabilities
Interest-bearing deposit liabilities	$91,339	$88,115	$84,792	$82,160	$76,950	$3,224	$14,389	$86,631	$72,515	$14,116
Short-term borrowings	9,819	9,137	9,024	8,223	8,353	682	1,466	9,055	6,161	2,894
Long-term debt (3)	44,696	47,965	50,723	52,549	55,916	(3,269)	(11,220)	48,989	59,792	(10,803)

Total interest-bearing liabilities (3)	145,854	145,217	144,539	142,932	141,219	637	4,635	144,675	138,468	6,207
Noninterest-bearing deposit liabilities	109	106	95	93	96	3	13	101	94	7
Other liabilities	4,804	5,001	4,526	4,383	4,442	(197)	362	4,652	5,090	(438)

Total liabilities	$150,767	$150,324	$149,160	$147,408	$145,757	$443	$5,010	$149,428	$143,652	$5,776

Equity
Total equity	$13,542	$13,546	$13,441	$13,437	$13,834	$(4)	$(292)	$13,491	$13,673	$(182)

Total liabilities and equity	$164,309	$163,870	$162,601	$160,845	$159,591	$439	$4,718	$162,919	$157,325	$5,594

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes average Core OID balance of $1,188 million in 4Q 17, $1,206 million in 3Q 17, $1,224 million in 2Q 17, $1,240 million in 1Q 17, and $1,256 million in 4Q 16.

4Q 2017 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Automotive Finance	$285	$300	$347	$288	$298	$(15)	$(13)	$1,220	$1,380	$(160)
Insurance	80	69	(21)	40	69	11	11	168	157	11

Dealer Financial Services	365	369	326	328	367	(4)	(2)	1,388	1,537	(149)
Mortgage Finance	2	2	7	9	15	-	(13)	20	34	(14)
Corporate Finance	32	22	35	25	31	10	1	114	71	43
Corporate and Other (1)	11	2	8	(36)	(33)	9	44	(15)	(61)	46

Pre-tax income from continuing operations	$410	$395	$376	$326	$380	$15	$30	$1,507	$1,581	$(74)
Core OID (2)	19	18	17	16	15	1	3	71	59	12
Repositioning items (2)(3)	-	-	-	-	-	-	-	-	11	(11)

Core pre-tax income (3)	$429	$413	$393	$342	$395	$16	$33	$1,578	$1,651	$(73)

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, Ally Invest activity included within the Corporate & Other segment.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for repositioning items and Core OID. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

4Q 2017 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue
Consumer	$1,009	$987	$962	$924	$933	$22	$76	$3,882	$3,587	$295
Commercial	336	341	325	304	287	(5)	49	1,306	1,068	238
Operating leases	402	434	488	543	592	(32)	(190)	1,867	2,711	(844)
Other interest income	1	2	1	2	3	(1)	(2)	6	11	(5)

Total financing revenue and other interest income	1,748	1,764	1,776	1,773	1,815	(16)	(67)	7,061	7,377	(316)
Interest expense	547	542	523	492	491	5	56	2,104	1,943	161
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	306	324	353	385	427	(18)	(121)	1,370	1,981	(610)
Remarketing gains (losses)	44	51	32	(3)	10	(7)	34	124	213	(89)

Total depreciation expense on operating lease assets	262	272	321	389	417	(10)	(155)	1,244	1,769	(525)

Net financing revenue	939	950	932	892	907	(11)	32	3,713	3,665	48
Other revenue
Servicing fees	10	11	14	16	15	(2)	(6)	51	64	(13)
Gain/(loss) on automotive loans, net	3	14	35	24	7	(11)	(4)	76	17	59
Other income	52	57	58	61	56	(5)	(4)	228	226	2

Total other revenue	65	82	107	101	78	(17)	(13)	355	306	49

Total net revenue	1,004	1,032	1,039	993	985	(28)	19	4,068	3,971	97
Provision for loan losses	288	312	266	268	275	(24)	13	1,134	924	210
Noninterest expense
Compensation and benefits	132	124	125	129	118	8	14	510	481	29
Other operating expenses	299	296	301	308	294	3	5	1,204	1,186	18

Total noninterest expense	431	420	426	437	412	11	19	1,714	1,667	47

Income before income tax expense	$285	$300	$347	$288	$298	$(15)	$(13)	$1,220	$1,380	$(160)

Memo: Net lease revenue
Operating lease revenue	$402	$434	$488	$543	$592	$(32)	$(190)	$1,867	$2,711	$(844)
Depreciation expense on operating lease assets (ex. remarketing)	306	324	353	385	427	(18)	(121)	1,370	1,981	(610)
Remarketing gains (losses), net of repo valuation	44	51	32	(3)	10	(7)	34	126	212	(86)

Total depreciation expense on operating lease assets	262	272	321	389	417	(10)	(155)	1,244	1,769	(525)

Net lease revenue	$140	$162	$167	$154	$175	$(22)	$(35)	$623	$942	$(319)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$30	$30	$-	$(7)
Finance receivables and loans, net:
Consumer loans	68,053	67,053	66,746	65,629	65,750	1,000	2,303
Commercial loans (1)	37,058	36,005	38,840	38,903	38,853	1,053	(1,795)
Allowance for loan losses	(1,129)	(1,134)	(1,066)	(999)	(989)	5	(140)

Total finance receivables and loans, net	103,982	101,924	104,520	103,533	103,614	2,058	368
Investment in operating leases, net	8,741	8,931	9,717	10,461	11,470	(190)	(2,729)
Other assets	1,343	1,263	1,187	1,130	1,233	80	110

Total assets	$114,089	$112,141	$115,447	$115,154	$116,347	$1,948	$(2,258)

(1) Includes intercompany

4Q 2017 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.8	$1.5	$1.3	$1.5	$1.9	$0.3	$(0.1)	$6.0	$7.6	$(1.6)
Retail standard - new vehicle Chrysler	1.0	0.9	1.0	1.0	1.1	0.0	(0.1)	3.9	4.5	(0.6)
Retail standard - new vehicle Growth	1.2	1.1	1.2	1.2	1.2	0.1	0.0	4.7	4.9	(0.2)
Used vehicle	3.8	3.6	4.0	4.2	3.4	0.2	0.5	15.7	15.3	0.4
Lease	1.3	0.9	1.1	0.9	0.7	0.4	0.6	4.2	3.4	0.9
Retail subvented	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	0.2	0.4	(0.2)

Total originations	$9.1	$8.1	$8.6	$8.9	$8.2	$0.9	$0.8	$34.7	$36.0	$(1.3)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.5	$2.1	$2.1	$2.2	$2.2	$0.3	$0.3	$8.9	$8.6	$0.3
Prime (CB 739-660)	3.2	2.9	3.0	3.1	2.9	0.4	0.3	12.2	13.0	(0.8)
Prime/Near (CB 659-620)	2.0	1.9	2.0	2.1	1.9	0.1	0.1	8.0	8.6	(0.6)
Non Prime (CB 619-540)	0.7	0.7	0.9	0.8	0.7	0.0	0.1	3.2	3.5	(0.3)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.1	0.1	0.0	0.0	0.3	0.4	(0.0)
Commercial Services Group (2)	0.6	0.5	0.5	0.5	0.5	0.1	0.0	2.0	2.0	0.0

Total originations	$9.1	$8.1	$8.6	$8.9	$8.2	$0.9	$0.8	$34.7	$36.0	$(1.3)

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.7	17.1	16.8	17.1	17.8	0.7	(0.1)	17.2	17.4	(0.3)
Light vehicle sales (quarterly - units in millions)	4.3	4.4	4.4	4.0	4.4	(0.1)	(0.1)	17.1	17.5	(0.3)
GM market share	18.6%	17.8%	16.5%	17.2%	18.8%			17.5%	17.4%
Chrysler market share	11.1%	11.6%	12.7%	12.7%	12.0%			12.0%	12.9%

Ally U.S. Consumer Penetration
GM	8.1%	7.0%	6.2%	7.4%	8.5%			7.2%	8.9%
Chrysler	15.8%	13.1%	13.8%	13.4%	14.0%			14.0%	13.8%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$31.0	$30.0	$32.9	$33.2	$33.3	$0.9	$(2.4)
Dealer loans and other	6.1	6.0	6.0	5.8	5.5	0.1	0.6

Total Commercial outstandings	$37.1	$36.0	$38.8	$38.9	$38.9	$1.1	$(1.8)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	54,161	64,461	71,667	77,761	71,737	(10,300)	(17,576)	268,054	307,557	(39,503)
Average (loss) / gain per vehicle	$809	$791	$453	$(45)	$135	$18	$674	$462	$691	$(229)
Total (loss) / gains ($ in millions)	$44	$51	$32	$(3)	$10	$(7)	$34	$124	$213	$(89)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans for 2016 and 2017.

4Q 2017 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement (GAAP View)	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue
Interest and dividends on investment securities	$26	$26	$25	$25	$26	$-	$-	$102	$99	$3
Interest bearing cash	2	2	2	1	2	-	-	7	9	(2)

Total financing revenue and other interest revenue	28	28	27	26	28	-	-	109	108	1
Interest expense	13	13	13	11	11	-	2	50	47	3

Net financing revenue	15	15	14	15	17	-	(2)	59	61	(2)
Other revenue
Insurance premiums and service revenue earned	253	252	227	241	241	1	12	973	945	28
Other gain/(loss) on investments, net	23	19	15	21	17	4	6	78	84	(6)
Other income, net of losses	2	1	3	2	1	1	1	8	7	1

Total other revenue	278	272	245	264	259	6	19	1,059	1,036	23

Total net revenue	293	287	259	279	276	6	17	1,118	1,097	21
Noninterest expense
Compensation and benefits expense	19	17	18	19	17	2	2	73	68	5
Insurance losses and loss adjustment expenses	54	65	125	88	55	(11)	(1)	332	342	(10)
Other operating expenses	140	136	137	132	135	4	5	545	530	15

Total noninterest expense	213	218	280	239	207	(5)	6	950	940	10

Income (Loss) before income tax expense	$80	$69	$(21)	$40	$69	$11	$11	$168	$157	$11

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$253	$252	$227	$241	$241	$1	$12	$973	$945	$28
Investment income	36	32	27	35	32	4	4	130	136	(6)
Other income	4	3	5	3	3	1	1	15	16	(1)

Total insurance premiums and other income	293	287	259	279	276	6	17	1,118	1,097	21
Expense
Insurance losses and loss adjustment expenses	54	65	125	88	55	(11)	(1)	332	342	(10)
Acquisition and underwriting expenses
Compensation and benefit expense	19	17	18	19	17	2	2	73	68	5
Insurance commission expense	106	106	104	99	98	0	8	415	389	26
Other expense	34	30	33	33	37	4	(3)	130	141	(11)

Total acquisition and underwriting expense	159	153	155	151	152	6	7	618	598	20
Total expense	213	218	280	239	207	(5)	6	950	940	10

Income (Loss) before income tax expense	$80	$69	$(21)	$40	$69	$11	$11	$168	$157	$11

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,171	$5,136	$5,033	$5,048	$5,033	$35	$138
Premiums receivable and other insurance assets	2,064	2,069	2,041	1,959	1,920	(5)	144
Other assets	229	227	234	223	219	2	10

Total assets	$7,464	$7,432	$7,308	$7,230	$7,172	$32	$292

Key Statistics
Total written premiums and revenue (3)	$265	$272	$220	$240	$237	$(7)	$28	$996	$948	$48

Loss ratio (1)	21.3%	25.7%	54.6%	35.9%	22.6%			33.9%	35.9%
Underwriting expense ratio (2)	62.2%	60.3%	67.5%	62.2%	62.7%			62.9%	62.8%

Combined ratio	83.5%	86.0%	122.1%	98.1%	85.3%			96.8%	98.7%

(1) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(2) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(3) Written premiums: 2Q17, 3Q17 and 4Q17 net of ceded premium for the reinsurance policy.

4Q 2017 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue
Total financing revenue and other interest income	$87	$78	$72	$71	$65	$9	$22	$308	$250	$58
Interest expense	53	46	40	37	39	7	14	176	153	23

Net financing revenue	34	32	32	34	26	2	8	132	97	35
Gain on mortgage loans, net	1	1	1	-	-	-	1	3	-	3
Other income, net of losses	-	1	-	-	-	(1)	-	1	-	1

Total other revenue	1	2	1	-	-	(1)	1	4	-	4

Total net revenue	35	34	33	34	26	1	9	136	97	39
Provision for loan losses	2	4	1	1	(8)	(2)	10	8	(4)	12
Noninterest expense
Compensation and benefits expense	7	6	5	5	3	1	4	23	13	10
Other operating expense	24	22	20	19	16	2	8	85	54	31

Total noninterest expense	31	28	25	24	19	3	12	108	67	41

Income before income tax expense	$2	$2	$7	$9	$15	$-	$(13)	$20	$34	$(14)

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$11,657	$9,760	$8,866	$8,331	$8,294	$1,897	$3,363
Allowance for loan losses	(19)	(16)	(12)	(11)	(11)	(3)	(8)

Total finance receivables and loans, net	11,638	9,744	8,854	8,320	8,283	1,894	3,355
Other assets	70	60	48	42	24	10	46

Total assets	$11,708	$9,804	$8,902	$8,362	$8,307	$1,904	$3,401

4Q 2017 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue
Total financing revenue and other interest income	$70	$62	$70	$54	$54	$8	$16	$256	$192	$64
Interest expense	24	23	22	20	20	1	4	89	71	18

Net financing revenue	46	39	48	34	34	7	12	167	121	46
Total other revenue	12	5	10	18	12	7	-	45	26	19

Total net revenue	58	44	58	52	46	14	12	212	147	65
Provision for loan losses	7	3	6	6	(2)	4	9	22	10	12
Noninterest expense
Compensation and benefits expense	11	12	10	14	9	(1)	2	47	38	9
Other operating expense	8	7	7	7	8	1	-	29	28	1

Total noninterest expense	19	19	17	21	17	-	2	76	66	10

Income before income tax expense	$32	$22	$35	$25	$31	$10	$1	$114	$71	$43

Balance Sheet (Period-End)
Loans held for sale	$77	$9	$14	$-	$-	$68	$77
Commercial loans (1)	3,910	3,703	3,553	3,432	3,180	207	730
Allowance for loan losses	(68)	(69)	(75)	(68)	(62)	1	(6)

Total finance receivables and loans, net	3,842	3,634	3,478	3,364	3,118	208	724
Other assets	60	56	60	74	65	4	(5)

Total assets	$3,979	$3,699	$3,552	$3,438	$3,183	$280	$796

(1) Includes intercompany loan activity

4Q 2017 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net financing revenue
Total financing revenue and other interest income	$163	$156	$143	$126	$105	$7	$58	$588	$378	$210
Interest expense
Core original issue discount amortization	19	18	17	16	15	1	3	71	57	14
Other interest expense	84	93	85	106	98	(9)	(13)	367	358	9

Total interest expense	103	111	102	122	113	(8)	(10)	438	415	23

Net financing revenue (deficit)	60	45	41	4	(8)	15	68	150	(37)	187
Other revenue
Loss on extinguishment of debt	(1)	(4)	(1)	(1)	(1)	3	-	(7)	(5)	(2)
Other gain on investments, net	6	4	8	6	23	2	(17)	24	101	(77)
Other income, net of losses (1)	18	20	18	8	21	(2)	(3)	64	66	(2)

Total other (loss) revenue	23	20	25	13	43	3	(20)	81	162	(81)

Total net revenue (deficit)	83	65	66	17	35	18	48	231	125	106
Provision for loan losses	(3)	(5)	(4)	(4)	2	2	(5)	(16)	(13)	(3)
Noninterest expense
Compensation and benefits expense	112	105	107	118	103	7	9	442	392	50
Other operating expense (2)	(37)	(37)	(45)	(61)	(37)	-	-	(180)	(193)	13

Total noninterest expense	75	68	62	57	66	7	9	262	199	63

Income / (Loss) from cont. ops before income tax expense	$11	$2	$8	$(36)	$(33)	$9	$44	$(15)	$(61)	$46

Balance Sheet (Period-End)
Cash, trading and investment securities	$23,778	$24,203	$22,274	$20,636	$20,636	$(425)	$3,142
Loans held-for-sale	18	-	-	-	-	18	18
Finance receivables and loans, net
Consumer loans	2,111	2,279	2,456	2,640	2,799	(168)	(688)
Commercial loans (3)	104	71	67	67	68	33	36
Allowance for loan losses	(60)	(67)	(72)	(77)	(82)	7	22

Total finance receivables and loans, net	2,155	2,283	2,451	2,630	2,785	(128)	(630)
Other assets	3,957	4,451	4,411	4,651	5,298	(494)	(1,341)

Total assets	$29,908	$30,937	$29,136	$27,917	$28,719	$(1,029)	$1,189

Core OID Amortization Schedule (4)	2018	2019	2020	2021	2022 & After
Remaining Core OID amortization expense (as of 12/31/2017)	$86	$27	$31	$36	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $199 million for 4Q17, $194 million for 3Q17, $200 million for 2Q17, $212 million for 1Q17, $193 million for 4Q16, $805 million for FY17 and $770 million for FY16 . The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

4Q 2017 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16
Ending loan balance	$122,893	$118,871	$120,528	$119,002	$118,944	$4,022	$3,949
30+ Accruing DPD	$2,451	$2,167	$1,879	$1,612	$2,246	$284	$205
30+ Accruing DPD %	1.99%	1.82%	1.56%	1.35%	1.89%
Non-performing loans (NPLs)	$792	$807	$783	$798	$819	$(15)	$(27)
Net charge-offs (NCOs)	$305	$253	$199	$253	$257	$52	$48
Net charge-off rate (2)	1.01%	0.85%	0.66%	0.86%	0.88%

Provision for loan losses	$294	$314	$269	$271	$267	$(19)	$27
Allowance for loan losses (ALLL)	$1,276	$1,286	$1,225	$1,155	$1,144	$(10)	$132

ALLL as % of Loans (3) (4)	1.0%	1.1%	1.0%	1.0%	1.0%
ALLL as % of NPLs (3)	161%	159%	156%	145%	140%
ALLL as % of NCOs (3)	105%	127%	154%	114%	111%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$2,337	$2,043	$1,811	$1,552	$2,160	$293	$176
% of retail contract $ outstanding	3.43%	3.05%	2.71%	2.36%	3.28%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$294	$242	$199	$251	$255	$52	$39
% of avg. HFI assets (2)	1.74%	1.45%	1.20%	1.54%	1.56%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$1	$1	$0	$0	$1	$0	$0
% of avg. HFI assets (2)	0.01%	0.01%	0.00%	0.00%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $18 million of fair value adjustment for loans in hedge accounting relationships in 4Q17, $24 million in 3Q17, $28 million in 2Q17, $34 million in 1Q17 and $43 million in 4Q16.

(5) Dollar amount of accruing contracts greater than 30 days past due.

4Q 2017 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16
Allowance for loan losses	$1,066	$1,074	$1,002	$941	$932	$(7)	$135
Total consumer loans (2)	$68,071	$67,077	$66,774	$65,663	$65,793	$995	$2,278
Coverage ratio (3)	1.6%	1.6%	1.5%	1.4%	1.4%

Commercial
Allowance for loan losses	$63	$60	$64	$58	$57	$2	$5
Total commercial loans	$37,058	$36,005	$38,840	$38,903	$38,853	$1,053	$(1,795)
Coverage ratio	0.2%	0.2%	0.2%	0.1%	0.1%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$19	$16	$12	$11	$11	$3	$7
Total consumer loans	$11,657	$9,760	$8,866	$8,331	$8,294	$1,897	$3,363
Coverage ratio	0.2%	0.2%	0.1%	0.1%	0.1%

Mortgage - Legacy
Allowance for loan losses	$60	$65	$71	$75	$80	$(6)	$(20)
Total consumer loans	$2,093	$2,255	$2,428	$2,606	$2,756	$(162)	$(663)
Coverage ratio	2.9%	2.9%	2.9%	2.9%	2.9%

Total Mortgage
Allowance for loan losses	$79	$81	$83	$86	$91	$(3)	$(13)
Total consumer loans	$13,750	$12,015	$11,294	$10,937	$11,050	$1,735	$2,700
Coverage ratio	0.6%	0.7%	0.7%	0.8%	0.8%

Corporate Finance (1)
Allowance for loan losses	$68	$69	$75	$68	$62	$(1)	$6
Total commercial loans	$3,910	$3,703	$3,553	$3,432	$3,180	$206	$730
Coverage ratio	1.7%	1.9%	2.1%	2.0%	2.0%

Corporate and Other (1)
Allowance for loan losses	$0	$2	$1	$2	$2	$(1)	$(1)
Total commercial loans	$104	$71	$67	$67	$68	$33	$37
Coverage ratio	0.4%	2.2%	1.3%	2.6%	2.6%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $18 million of fair value adjustment for loans in hedge accounting relationships in 4Q17, $24 million in 3Q17, $28 million in 2Q17, $34 million in 1Q17 and $43 million in 4Q16.

(3) Excludes $18 million of fair value adjustment for loans in hedge accounting relationships in 4Q17, $24 million in 3Q17, $28 million in 2Q17, $34 million in 1Q17 and $43 million in 4Q16.

4Q 2017 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16
Risk-weighted assets	$138.9	$135.6	$137.9	$137.4	$138.5	$3.3	$0.4

Common Equity Tier 1 (CET1) capital ratio (2)	9.5%	9.7%	9.5%	9.4%	9.4%
Tier 1 capital ratio	11.2%	11.5%	11.2%	11.1%	10.9%
Total capital ratio	12.9%	13.2%	12.8%	12.7%	12.6%

Tangible common equity / Tangible assets (3)(4)	7.9%	8.1%	8.0%	8.1%	8.0%
Tangible common equity / Risk-weighted assets (3)	9.5%	9.8%	9.6%	9.5%	9.4%

Shareholders’ equity	$13.5	$13.6	$13.5	$13.4	$13.3	$(0.1)	$0.2
less: Disallowed DTA	(0.2)	(0.3)	(0.4)	(0.5)	(0.4)	0.1	0.2
Certain AOCI items and other adjustments	-	(0.1)	-	0.1	0.1	0.1	(0.1)

Common Equity Tier 1 capital (2)	$13.2	$13.2	$13.1	$12.9	$13.0	$-	$0.2

Common Equity Tier 1 capital	$13.2	$13.2	$13.1	$12.9	$13.0	$-	$0.2
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.2)	(0.3)	-	0.2

Tier 1 capital	$15.6	$15.5	$15.4	$15.2	$15.1	$0.1	$0.5

Tier 1 capital	$15.6	$15.5	$15.4	$15.2	$15.1	$0.1	$0.5
add: Qualifying subordinated debt and redeemable preferred stock	1.1	1.1	1.1	1.1	1.2	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.1	1.1	-	0.1

Total capital	$18.0	$17.9	$17.7	$17.5	$17.4	$0.1	$0.6

Total shareholders’ equity	$13.5	$13.6	$13.5	$13.4	$13.3	$(0.1)	$0.2
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible common equity (3)	$13.2	$13.3	$13.2	$13.1	$13.0	$(0.1)	$0.2

Total assets	$167.1	$164.0	$164.3	$162.1	$163.7	$3.1	$3.4
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible assets (4)	$166.9	$163.7	$164.1	$161.8	$163.4	$3.2	$3.5

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$13.2	$13.2	$13.1	$12.9	$13.0
DTAs arising from NOL and tax credit carryforwards phased-in during transition	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Intangibles phased-in during transition	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)

Common equity tier 1 capital (fully phased-in)	$13.2	$13.1	$13.0	$12.8	$12.7

Denominator
Risk-weighted assets (transition)	$138.9	$135.6	$137.9	$137.4	$138.5
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.3	0.4	0.4	0.4	0.5
Intangibles phased in during transition	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)

Risk-weighted assets (fully phased-in)	$139.2	$136.0	$138.4	$137.9	$139.0

Metric
Common equity tier 1 (transition)	9.5%	9.7%	9.5%	9.4%	9.4%
Common equity tier 1 (fully phased-in) (2)	9.5%	9.6%	9.4%	9.3%	9.1%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for unamortized Core OID and net deferred tax asset.

(4) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

4Q 2017 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	12/31/2017		9/30/2017		12/31/2016
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.5	$2.3	$1.9	$2.4	$1.2	$4.8
Highly liquid securities (3)	1.6	9.0	1.6	10.9	2.2	7.1
Current committed unused capacity	2.9	0.9	2.8	2.3	3.2	0.4

Subtotal	$6.0	$12.1	$6.3	$15.6	$6.6	$12.2
Ally Bank intercompany loan (4)	-	-	-	-	1.1	(1.1)

Total current available liquidity	$6.0	$12.1	$6.3	$15.6	$7.8	$11.1

Unsecured Long-Term Debt Maturity Profile	2018	2019	2020	2021	2022	2023 & after
Consolidated remaining maturities (5)	$3.6	$1.7	$2.3	$0.6	$1.1	$7.4

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes Core OID balance. For more details refer to page 21.

4Q 2017 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		YEARLY TRENDS

Average Balance Details	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Retail Auto Loan	$67,501	$66,909	$65,995	$65,579	$65,209	$592	$2,292	66,502	$64,230	$2,272
Auto Lease (net of dep)	8,831	9,320	10,109	10,931	12,099	(489)	(3,268)	9,791	13,791	(4,000)
Commercial Auto	35,926	36,998	38,634	38,019	37,386	(1,072)	(1,460)	37,388	35,191	2,197
Corporate Finance	3,936	3,558	3,562	3,394	3,273	378	663	3,624	3,028	596
Mortgage	12,445	11,521	10,980	10,982	10,901	924	1,544	11,486	10,691	795
Cash, Securities and Other	29,159	28,330	25,798	23,972	22,699	829	6,460	26,823	21,786	5,037

Total Earning Assets	$157,798	$156,636	$155,078	$152,877	$151,567	$1,162	$6,231	$155,614	$148,717	$6,897

Interest Revenue	1,834	1,816	1,767	1,661	1,650	18	184	7,078	6,536	542

Unsecured Debt (ex. Core OID balance) (1)(4)	$17,881	$19,543	$20,040	$20,957	$21,346	$(1,662)	$(3,465)	$19,583	$21,991	$(2,408)
Secured Debt	18,963	23,060	26,778	28,002	29,788	(4,097)	(10,825)	24,216	33,319	(9,103)
Deposits (2)	91,448	88,221	84,887	82,253	77,046	3,227	14,402	86,732	72,609	14,123
Other Borrowings (3)	18,859	15,705	14,153	13,053	14,391	3,154	4,468	15,459	11,921	3,538

Total Funding Sources (ex. Core OID balance) (1)	$147,151	$146,529	$145,858	$144,265	$142,571	$622	$4,580	$145,990	$139,840	$6,150

Interest Expense (ex. Core OID) (1)	721	717	683	666	659	4	62	2,786	2,572	214

Net Financing Revenue (ex. Core OID) (1)	$1,113	$1,099	$1,084	$995	$991	$14	$122	$4,292	$3,964	$328

Net Interest Margin (yield details)
Retail Auto Loan	5.90%	5.82%	5.80%	5.66%	5.64%	0.08%	0.26%	5.80%	5.52%
Auto Lease (net of dep)	6.29%	6.90%	6.63%	5.71%	5.75%	(0.61% )	0.54%	6.36%	6.83%
Commercial Auto	3.70%	3.66%	3.37%	3.24%	3.05%	0.04%	0.65%	3.49%	3.03%
Corporate Finance	7.06%	6.91%	7.99%	6.45%	6.56%	0.15%	0.50%	7.06%	6.47%
Mortgage	3.44%	3.44%	3.47%	3.47%	3.25%	0.00%	0.19%	3.46%	3.31%
Cash, Securities and Other	2.41%	2.37%	2.39%	2.35%	2.10%	0.04%	0.31%	2.38%	1.98%

Total Earning Assets	4.61%	4.60%	4.57%	4.41%	4.33%	0.01%	0.28%	4.55%	4.39%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	5.15%	5.10%	5.06%	5.07%	4.99%	0.05%	0.16%	5.09%	4.90%
Secured Debt	2.22%	2.15%	2.02%	1.94%	1.74%	0.07%	0.48%	2.06%	1.60%
Deposits (2)	1.35%	1.28%	1.18%	1.14%	1.15%	0.07%	0.20%	1.24%	1.14%
Other Borrowings (3)	1.51%	1.41%	1.28%	1.21%	1.08%	0.10%	0.43%	1.37%	1.11%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	1.94%	1.94%	1.88%	1.87%	1.84%	0.00%	0.10%	1.91%	1.84%

NIM (as reported)	2.75%	2.74%	2.76%	2.60%	2.56%	0.01%	0.19%	2.71%	2.63%
NIM (ex. Core OID & Core OID balance) (1)	2.80%	2.78%	2.80%	2.64%	2.60%	0.02%	0.20%	2.76%	2.67%

Key Deposit Statistics
Average retail CD maturity (months)	24.9	26.9	29.2	29.8	30.7	(2.0)	(5.8)
Average retail deposit rate	1.30%	1.23%	1.12%	1.09%	1.10%

Ally Financial Deposits Levels
Ally Bank retail	$77,925	$74,928	$71,094	$69,971	$66,584	$2,997	$11,341
Ally Bank brokered	15,211	15,044	14,937	14,327	12,187	167	3,024
Other	120	143	152	188	251	(23)	(131)

Total deposits	$93,256	$90,116	$86,183	$84,486	$79,022	$3,140	$14,234

Ally Bank Deposit Mix
Retail CD	34.2%	30.9%	27.4%	26.1%	27.7%
MMA/OSA/Checking	49.5%	52.4%	55.1%	56.7%	56.8%
Brokered	16.3%	16.7%	17.5%	17.2%	15.5%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $109 million in 4Q 17, $106 million in 3Q 17, $95 million in 2Q 17, $93 million in 1Q 17, and $96 million in 4Q 16.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

4Q 2017 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16
Loan Value
Gross carry value	$11.7	$9.8	$8.9	$8.3	$8.3
Net carry value	$11.6	$9.7	$8.9	$8.3	$8.3

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.2%	0.2%	0.3%	0.3%
% 30+ Day delinquent	0.6%	0.8%	0.5%	0.5%	0.6%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.0%	4.0%	3.9%	3.7%	3.8%
Refreshed FICO	772	772	773	770	772
Wtd. Avg. LTV/CLTV (1)	60.8%	61.2%	60.5%	59.1%	59.7%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$2.1	$2.3	$2.4	$2.6	$2.8
Net carry value	$2.0	$2.2	$2.4	$2.5	$2.7

Estimated Pool Characteristics
% Second lien	15.7%	16.5%	17.1%	17.4%	17.7%
% Interest only	0.8%	0.9%	2.4%	5.0%	6.8%
% 30+ Day delinquent	6.2%	5.3%	4.5%	4.0%	4.4%
% Low/No documentation	22.8%	22.7%	22.6%	22.5%	22.6%
% Non-primary residence	7.5%	7.5%	7.5%	7.4%	7.4%
Refreshed FICO	730	729	730	728	730
Wtd. Avg. LTV/CLTV (1)	71.5%	72.3%	73.1%	73.3%	74.1%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

4Q 2017 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Net income attributable to common shareholders	$181	$282	$252	$214	$248	$(101)	$(67)	$929	$1,037	$(108)
Weighted-average shares outstanding - basic (1)	442,108	449,169	457,891	465,961	472,502	(7,061)	(30,394)	453,704	481,105	(27,400)
Weighted-average shares outstanding - diluted (1)	444,985	451,078	458,819	466,829	474,505	(6,093)	(29,520)	455,350	482,182	(26,832)

Issued shares outstanding (period-end)	437,054	443,796	452,292	462,193	467,000	(6,742)	(29,946)	437,054	467,000	(29,946)

Net income (loss) per share - basic (1)	$0.41	$0.63	$0.55	$0.46	$0.53	$(0.22)	$(0.12)	$2.05	$2.15	$(0.10)

Net income (loss) per share - diluted (1)	$0.41	$0.63	$0.55	$0.46	$0.52	$(0.22)	$(0.12)	$2.04	$2.15	$(0.11)

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$181	$282	$252	$214	$248	$(101)	$(67)	$929	$1,037	$(108)
less: Discontinued operations, net of tax	(2)	(2)	2	(1)	(2)	-	-	(3)	44	(47)
add back: Core OID	19	18	17	16	15	1	3	71	59	12
add back: Repositioning Items	-	-	-	-	-	-	-	-	11	(11)
less: Core OID & repositioning tax (tax rate 35% starting 1Q16; 34% prior)	(7)	(6)	(6)	(6)	(5)	(0)	(1)	(25)	(24)	(0)
Significant discrete tax items	119	-	-	-	-	119	119	119	(84)	203
Series A Actions	-	-	-	-	-	-	-	-	1	(1)

Core net income attributable to common shareholders (2)	$310	$292	$265	$224	$256	$18	$54	$1,091	$1,043	$48

Denominator
Weighted-average shares outstanding - (Diluted, thousands)	444,985	451,078	458,819	466,829	474,505	(6,093)	(29,520)	455,350	482,182

Adjusted EPS (3)	$0.70	$0.65	$0.58	$0.48	$0.54	$0.05	$0.16	$2.39	$2.16	$0.23

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (4)	$19	$18	$17	$16	$15	$1	$3	$71	$57	$14
Other OID	5	5	5	5	6	(0)	(1)	20	21	(1)

GAAP original issue discount amortization expense	$24	$23	$22	$21	$21	$1	$3	$90	$78	$12

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (5)	$(1,178)	$(1,197)	$(1,215)	$(1,232)	$(1,249)	$19	$71	$(1,178)	$(1,249)	$71
Other outstanding OID balance	(57)	(62)	(67)	(72)	(77)	5	20	(57)	(77)	20

GAAP outstanding original issue discount balance	$(1,235)	$(1,259)	$(1,282)	$(1,304)	$(1,326)	$24	$90	$(1,235)	$(1,326)	$90

Adjusted Other Revenue
GAAP Other Revenue	$379	$381	$388	$396	$392	$(2)	$(13)	$1,544	$1,530	$14
Accelerated OID and repositioning items (6)	-	-	-	-	-	-	-	-	4	(4)

Adjusted Other Revenue	$379	$381	$388	$396	$392	$(2)	$(13)	$1,544	$1,534	$10

Adjusted Noninterest Expense
GAAP Noninterest Expense	$769	$753	$810	$778	$721	$16	$48	$3,110	$2,939	$171
Repositioning items (7)	-	-	-	-	-	-	-	-	(9)	9

Adjusted Noninterest Expense	$769	$753	$810	$778	$721	$16	$48	$3,110	$2,931	$179

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

(3) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adds back tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (5) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

(4) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(5) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

(7) Repositioning items are primarily related to the extinguishment of high-cost legacy debt and strategy activities.

4Q 2017 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE

Numerator
GAAP Common shareholder’s equity	$13.5	$13.6	$13.5	$13.4	$13.3	$(0.1)	$0.2	$13.5	$13.3	$0.2
less: Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.0)	(0.0)	(0.3)	(0.3)	(0.0)
Tangible common equity	13.2	13.3	13.2	13.1	13.0	(0.1)	0.2	13.2	13.0	0.2
less: Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior)	(0.9)	(0.8)	(0.8)	(0.8)	(0.8)	(0.2)	(0.1)	(0.9)	(0.8)	(0.1)

Adjusted tangible book value (1)	$12.3	$12.5	$12.4	$12.3	$12.2	$(0.2)	$0.1	$12.3	$12.2	$0.1

Denominator
Issued shares outstanding (period-end, thousands)	437,054	443,796	452,292	462,193	467,000	(6,742)	(29,946)	437,054	467,000	(29,946)

GAAP Common shareholder’s equity per share	$30.9	$30.6	$29.8	$28.9	$28.5	0.3	2.4	30.9	28.5	2.4
less: Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.6)	(0.6)	(0.6)	(0.6)	(0.0)	(0.0)	(0.7)	(0.6)	(0.0)

Tangible common equity per share	30.2	29.9	29.2	28.3	27.9	0.3	2.3	30.2	27.9	2.3
less: Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) per share	(2.1)	(1.8)	(1.7)	(1.7)	(1.7)	(0.4)	(0.4)	(2.1)	(1.7)	(0.4)

Adjusted tangible book value per share (1)	$28.1	$28.2	$27.4	$26.6	$26.2	$(0.1)	$1.9	$28.1	$26.2	$1.9

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure.

Note: in December 2017 tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

4Q 2017 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Numerator
GAAP net income attributable to common shareholders	$181	$282	$252	$214	$248	$(101)	$(67)	$929	$1,037	$(108)
less: Disc Ops, net of tax	(2)	(2)	2	(1)	(2)	-	-	(3)	44	(47)
add back: Core OID	19	18	17	16	15	1	3	71	59	12
add back: Repositioning items	-	-	-	-	-	-	-	-	11	(11)
less: Core OID & repositioning items tax (tax rate 35% starting 1Q16; 34% prior)	(7)	(6)	(6)	(6)	(5)	(0)	(1)	(25)	(24)	(0)
Significant Discrete tax items & other	119	-	-	-	-	119	119	119	(84)	203
Series A Actions	-	-	-	-	-	-	-	-	1	(1)

Core net income attributable to common shareholders (1)	$310	$292	$265	$224	$256	$18	$54	$1,091	$1,043	$48

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.5	$13.5	$13.4	$13.3	$13.5	$0.0	$0.1	$13.4	$13.4	$0.0
less: Preferred equity	-	-	-	-	-	-	-	-	(0.3)	0.3
less: Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.0)	0.0	(0.3)	(0.2)	(0.1)

Tangible common equity	$13.2	$13.2	$13.1	$13.0	$13.2	$0.0	$0.1	$13.1	$12.9	$0.2
less: Core OID balance	(1.2)	(1.2)	(1.2)	(1.2)	(1.3)	0.0	0.1	(1.2)	(1.3)	0.1
less: Net deferred tax asset (“DTA”)	(0.6)	(0.7)	(0.9)	(1.0)	(1.0)	0.2	0.4	(0.7)	(1.2)	0.4

Normalized common equity (2)	$11.5	$11.3	$11.1	$10.8	$10.9	$0.2	$0.5	$11.2	$10.4	$0.7
Core ROTCE (3)	10.8%	10.3%	9.6%	8.2%	9.4%			9.8%	10.0%

(1) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

(2) Normalized common equity is a non - GAAP measure calculated using 2 period average

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s core net income attributable to common shareholders utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

2. In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2017 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Adjusted Efficiency Ratio Calculation	4Q 17	3Q 17	2Q 17	1Q 17	4Q 16	3Q 17	4Q 16	2017	2016	CHANGE
Numerator
Total noninterest expense	$769	$753	$810	$778	$721	$16	$48	$3,110	$2,939	$171
less: Rep and warrant expense	(0)	(0)	(0)	(0)	(0)	0	0	(0)	(6)	6
less: Insurance expense	213	218	280	239	207	(5)	6	950	940	10
add: Repositioning Items	—	—	—	—	—	—	—	—	9	(9)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$556	$535	$530	$539	$514	$21	$42	$2,160	$1,997	$164

Denominator
Total net revenue	$1,473	$1,462	$1,455	$1,375	$1,368	$11	$105	$5,765	$5,437	$328
add: Core original issue discount	19	18	17	16	15	1	3	71	59	12
add: Repositioning items	—	—	—	—	—	—	—	—	3	(3)
less: Insurance revenue	293	287	259	279	276	6	17	1,118	1,097	21

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,199	$1,193	$1,213	$1,112	$1,107	$6	$91	$4,718	$4,401	$317
Adjusted Efficiency Ratio (1)	46.4%	44.9%	43.7%	48.5%	46.4%			45.8%	45.4%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2017 Preliminary Results	24